UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-04739

                           The Zweig Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                     Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                        Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Zweig Fund, Inc.

Annual Report

December 31, 2015

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 6% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund did not distribute more than its income and net realized capital gains in the year ended December 31, 2015 (See Note 11 in Notes to Financial Statements.) Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2015 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Fund Shareholder:

I am pleased to share with you the manager’s annual report and commentary for The Zweig Fund, Inc. for the year ended December 31, 2015.

For the 12 months ended December 31, 2015, the fund’s NAV decreased 8.18%, including $1.00 in reinvested distributions. During the same period, the S&P 500® Index, which serves as the fund’s benchmark, increased 1.38%, including reinvested dividends. During the 12-month period, the fund’s average allocation was approximately 98% in equities and 2% in cash.

On behalf of the investment professionals at Zweig Advisers LLC, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact our customer service team at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.
Sincerely, George R. Aylward President, Chairman and Chief Executive Officer The Zweig Fund, Inc. January 2016

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW

DECEMBER 31, 2015

Dear Shareholders:

It has been a difficult several months for the global equity markets, and the U.S. stock market has not been spared the volatility and uncertainty that has plagued markets around the world. Although U.S. stocks gyrated at the start of 2015, the up-trend was largely intact as the S&P 500® Index (“the Index”) made several record highs, most recently in mid-May. The rapid decline in late August and the subsequent retest in late September were erased by November, and even though the Index was off marginally on the year, including dividends reinvested, the market had a marginal gain. Given the economic backdrop and generally mediocre earnings growth, a flat market year-over-year is unsurprising. However, the violent sell-off and swift recovery are not related to fundamentals, but rather the market’s perception of what the Federal Reserve (the “Fed”) and other policy makers are telegraphing.

Notably, this market has exhibited narrow breadth, as the largest stocks have propelled the S&P 500 higher. A case can be made that valuations are elevated by most historical standards, and for the market to capture further gains, earnings growth must resume. Recently, the earnings picture has deteriorated slightly, and as would be expected, the average U.S. stock is down on the year. What appears to be happening is that many investors are willing to buy names with very high growth, regardless of price, or steady names that pay a higher dividend. These are the names, or segments of the market, that were actually positive last year. In fact, “growth at any price” stocks are trading at price-to-earnings (P/E) multiples reminiscent of the early 2000’s tech bubble. Even the steady areas of consumer staples and utilities have P/E multiples far above their long-term averages. Other areas of the market have been left behind, and in many cases have become cheap, both relatively and absolutely.

This environment has been most challenging for the Fund. In aggregate, the portfolio has been very consistent in having a slight discount to the market on a valuation basis, but with a premium to the market on a growth basis. In short, the Fund owns companies that are growing faster than the market but trading at more attractive valuations. This “growth at a reasonable price” strategy has generally worked well over time, however that was not the case in 2015. The near-term catalyst for a reversal in the recent trends might very well be the Fed embarking on a tightening cycle. If investors flocked to “safe” dividend stocks because of the near zero interest rate policy and generally low rates, this trade could reverse as the Fed continues to increase rates. Many of these stocks do not have the valuation support of being cheap to the market, and will likely underperform over time.

Analyzing the Fund’s stock selection process, virtually every valuation metric used was a headwind to performance over the course of 2015. Breaking the S&P 500 into five quintiles, thus 100 stocks per group, the stocks with the highest P/E multiples fared the best while those with the lowest multiples did the worst. This has generally not been the case historically. Furthermore, the Fund tends to buy stocks with high cash flow yields, but this is yet another area of the market that has struggled. Exacerbating the performance gap is the vastly larger average market cap of the S&P 500 than the Fund holdings, as the Index is capitalization-weighted, and the largest stocks were the best performers last year. These factors have become more pervasive and extended than in the past.

With the increase in name-specific volatility and overall punishing price action of stocks that fall short of earnings forecasts, the Fund incorporated a tactical strategy to more quickly sell companies that miss earnings. In this market, losers seem banished to purgatory and generally continue to decline. The portfolio has more aggressively culled names that look challenged in the short term, and opted for stocks with stronger near- and medium-term prospects.

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

DECEMBER 31, 2015

Much of the Fund’s sector allocation vis-à-vis the S&P 500 was accurate during the year. One example is the energy sector where the Fund was underweight the Index during the worst of the decline, and the few stocks held by the portfolio did better on average than the sector index. Stock picking within energy was a bright spot mainly because the refiners did well. Oil prices continue to decline, and while a bottom will eventually be made, it seems there is too much global production between Iran coming on line and OPEC generally unwilling to trim output.

Low oil prices should help consumer discretionary stocks, where consumer spending is dependent both on economic growth and on household expenses. Gasoline prices are down nearly 50% from the highs, and that is money in consumers’ pockets. While consumer discretionary was among the best performing sectors in 2015, frustratingly it is a very few high-flying stocks that have propelled the group higher. These are stocks the Fund generally does not own due to their rich valuations. The Fund has had some success with some recent purchases, but it has been a difficult area of the market to find fitting opportunities.

Information technology is another area where the Fund is over-weighted versus the Index, with nearly a quarter of the portfolio’s stocks invested in the sector. However, here again it appears that many of the best performing stocks are of the “growth at any price” variety and not stylistically a fit with the Fund’s discipline. The technology holdings were revamped substantially over the last two quarters, as most of the semiconductor and data storage stocks were sold. While these areas could pick up if the global economy improves, currently both industries have become too commoditized for any clarity on pricing or earnings confidence. The Fund moved into somewhat more growth-oriented stocks within the sector, given the unclear global economic picture and the fact that stocks with higher growth prospects are currently those that are being rewarded.

Within the industrial sector, the Fund holds more domestically-focused names, opting to steer clear of the deep cyclical global conglomerates. Earlier in the year, both housing and auto sales were picking up and looked like particular bright spots in the domestic economy. For a period of time, many stocks related to housing and autos performed well, but surprisingly they have been laggards as of late, despite record auto sales data and strong housing data. The portfolio holdings in domestically-focused airlines should continue to do well as they benefit from strong consumer demand for travel and leisure, combined with lower jet fuel costs.

Health care stocks had a wild ride for much of 2015, with many sector sub-industries making new highs earlier in the year, only to tumble in the last several months. The Fund felt the effects of the new drug pricing witch hunt emanating from the political class, as several pharmaceutical names were affected. Furthermore, insurers’ participation in Affordable Care Act health insurance exchanges is turning out to be as complicated as many feared, so some companies are considering dropping out. Hospitals are also seeing a slowdown in patient stays, which affected our hospital holding, which until August had been a good area of the market. The Fund has selectively been cutting back on holdings within the health care sector, finding the group slightly pricey with an overhang of policy uncertainty.

Overall, financial stocks have been a positive highlight, especially in December with the onset of the Fed’s interest rate tightening cycle. Higher rates will improve the net interest margins of banks and insurance companies. Generally the stock picking within financials has been good relative to the market and the slight over-weighting in 2015 helped returns. Financials are a good example of a group that could very well have an earnings tailwind as rates

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

DECEMBER 31, 2015

“normalize,” but also have valuation support due to the relative cheapness of the constituents. If earnings estimates rise, there could be a concurrent expansion in P/E multiples, which would drive this group into a leadership position.

As rates move higher, utilities tend to suffer, which occurred for most of 2015. In a similar vein, consumer staples stocks tend to underperform during periods of Fed tightening, or even generally rising interest rate environments. Oddly, consumer staples have bucked the trend and been one of the better investment areas in 2015. This seems to be a continuation of the dividend stocks as a bond proxy trade that occurred with the Fed’s zero interest rate policy. However, given valuations in the group, the general history of how staple stocks have fared in a rising rate environment, the stronger U.S. dollar, and the behavior of utility stocks, the group could be vulnerable.

Finally, we recognize that the recent performance of the Fund has been challenged. It has been a tough market for our style of picking stocks these last several years. While we are addressing the persistently quirky market by making the tactical changes shared with you here, strategically speaking, this is no time to go wobbly. Our confidence in our style of growth at a reasonable price is unshaken. We believe a reversion to the mean in fundamentals will once again prove our strategy’s mettle, and reward the steady hand of patience.

We thank you for your continued investment and support.

Sincerely,

Carlton Neel

David Dickerson

January 2016

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

DECEMBER 31, 2015

The views expressed in the Market Outlook and Overview reflect those of its authors only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective.

The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

This information does not represent an offer or the solicitation of an offer to buy or sell securities of the Fund.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Short Sales: The fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the fund replaces the security.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

DECEMBER 31, 2015 (Unaudited)

Asset Allocation

The following tables illustrate asset allocations within certain sectors and country weightings as a percentage of total investments, net of securities sold short, at December 31, 2015.

Sector Weightings

Information Technology	25%
Consumer Discretionary	20
Financials	16
Health Care	12
Industrials	12
Energy	5
Consumer Staples	4
Other	6

Total	100%

Country Weightings

United States	93%
Liberia	2
Cayman Islands	2
Switzerland	2
China	1

Total	100%

For information regarding the indexes cited and key investment terms used in this report see page 8.

THE ZWEIG FUND, INC.

DECEMBER 31, 2015

KEY INVESTMENT TERMS

American Depositary Receipt (ADR):

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Affordable Care Act (ACA):

A federal statute signed into law in March 2010 as a part of the healthcare reform agenda of the Obama administration. Signed under the title of The Patient Protection and Affordable Care Act, the law included multiple provisions that would take effect over a matter of years, including the expansion of Medicaid eligibility, the establishment of health insurance exchanges and prohibiting health insurers from denying coverage due to pre-existing conditions.

Exchange-Traded Funds (ETF):

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”):

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Organization of the Petroleum Exporting Countries (OPEC):

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

S&P 500® Index:

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

DECEMBER 31, 2015

($ reported in thousands)

	Number of Shares	Value
COMMON STOCKS—99.2%
Consumer Discretionary—21.0%
Five Below, Inc.(2)	185,000	$5,939
Goodyear Tire & Rubber Co. (The)	172,000	5,619
Home Depot, Inc. (The)	48,000	6,348
Lear Corp.	48,000	5,896
Mattel, Inc.	109,000	2,962
McDonald’s Corp.	57,000	6,734
Mohawk Industries, Inc.(2)	32,000	6,060
Royal Caribbean Cruises Ltd.	59,000	5,971
Target Corp.	81,000	5,881
Time Warner, Inc.	83,000	5,368
Under Armour, Inc. Class A(2)	70,000	5,643

		62,421

Consumer Staples—3.7%
Archer-Daniels-Midland Co.	135,000	4,952
PepsiCo, Inc.	61,000	6,095

		11,047

Energy—4.9%
Columbia Pipeline Partners LP	135,000	2,360
Continental Resources, Inc.(2)	86,000	1,976
Schlumberger Ltd.	51,000	3,557
Valero Energy Corp.	92,000	6,506

		14,399

Financials—16.0%
BlackRock, Inc.(3)	17,100	5,823
Goldman Sachs Group, Inc. (The)	31,100	5,605
JPMorgan Chase & Co.(3)	94,000	6,207
Lincoln National Corp.	104,000	5,227
Progressive Corp. (The)	193,000	6,137
Prudential Financial, Inc.	75,000	6,106
UBS Group AG	311,000	6,024
Wells Fargo & Co.	117,000	6,360

		47,489

Health Care—12.2%
Abbott Laboratories	129,000	5,793
Becton, Dickinson & Co.	43,000	6,626

	Number of Shares	Value
Health Care (continued)
Biogen, Inc.(2)	19,100	$5,851
Gilead Sciences, Inc.	57,000	5,768
HCA Holdings, Inc.(2)	88,000	5,951
UnitedHealth Group, Inc.	54,000	6,353

		36,342

Industrials—11.9%
Alaska Air Group, Inc.	70,000	5,636
Boeing Co. (The)	45,000	6,507
Danaher Corp.	63,000	5,851
Southwest Airlines Co.	128,000	5,512
United Parcel Service, Inc. Class B	57,000	5,485
USG Corp.(2)	256,000	6,218

		35,209

Information Technology—24.5%
Alibaba Group Holding Ltd. ADR(2)	74,000	6,014
Alphabet, Inc. Class A(2)	1,400	1,089
Alphabet, Inc. Class C(2)	8,523	6,468
Analog Devices, Inc.	105,000	5,809
Apple, Inc.	49,000	5,158
Cisco Systems, Inc.	209,000	5,675
eBay, Inc.(2)	207,000	5,688
Facebook, Inc. Class A(2)	68,000	7,117
MasterCard, Inc. Class A	66,000	6,426
Paychex, Inc.	113,000	5,977
QUALCOMM, Inc.	103,000	5,148
salesforce.com, Inc.(2)	76,000	5,958
Xilinx, Inc.	129,000	6,059

		72,586

Materials—3.0%
Alcoa, Inc.	316,000	3,119
CF Industries Holdings, Inc.	140,000	5,713

		8,832

Telecommunication Services—2.0%
Verizon Communications, Inc.(3)	131,000	6,055

		6,055
TOTAL COMMON STOCKS (Identified Cost $252,687)		294,380

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	Number of Shares	Value
CLOSED END FUND—0.9%
Templeton Dragon Fund, Inc.(4)	161,000	$2,867
TOTAL CLOSED END FUND (Identified Cost $2,778)		2,867
EXCHANGE-TRADED FUND—1.5%
SPDR S&P 500® ETF Trust(4)	21,800	4,445
TOTAL EXCHANGE-TRADED FUND (Identified Cost $4,400)		4,445
TOTAL LONG TERM INVESTMENTS—101.6%
(Identified Cost $259,865)		301,692
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Identified Cost $259,865)—101.6%		301,692 (1)
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT—(1.4)%
Consumer Discretionary—(1.4)%
Marriott International, Inc. Class A(5)	(63,000)	(4,223)
TOTAL COMMON STOCKS SOLD SHORT
(Proceeds $4,301)		(4,223)

Number of Shares		Value
EXCHANGE-TRADED FUNDS SOLD SHORT—(1.5)%
iShares Russell 2000® Index Fund(4)(5)	(39,000)	$(4,388)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT
(Proceeds $4,300)		(4,388)
TOTAL SECURITIES SOLD SHORT (Proceeds $8,601)—(2.9)%		(8,611	)(1)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT (Identified Cost $251,264)—98.7%		293,081
Other assets and liabilities, net—1.3%		3,763

NET ASSETS—100.0%		$296,844

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of securities segregated as collateral for securities sold short.
(4)	This fund is a public fund and the prospectus and annual report are publicly available.
(5)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

DECEMBER 31, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Schedules of Investments):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$294,380	$294,380
Closed End Fund	2,867	2,867
Exchange-Traded Fund	4,445	4,445

Total Investments before Securities Sold Short	$301,692	$301,692

Liabilities:
Common Stocks Sold Short	(4,223)	(4,223)
Exchange Traded Funds Sold Short	(4,388)	(4,388)

Total Liabilities	$(8,611)	$(8,611)

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

(Reported in thousands except shares and per share amounts)

Assets:
Investment at value before securities sold short (Identified cost $259,865)	$301,692
Cash	572
Deposits with prime broker	8,713
Receivables:
Dividends and interest	142
Prepaid expenses	26

Total assets	311,145

Liabilities:
Securities sold short at value (Proceeds $8,601)	8,611
Borrowings (Note 8)	677
Payables:
Dividend distributions	4,461
Fund shares repurchased	199
Investment advisory fee	219
Administration fee	17
Professional fees	50
Directors’ fees and expenses	28
Transfer agent fees and expenses	13
Interest payable on securities sold short and borrowings	5
Other accrued expenses	21

Total liabilities	14,301

Net Assets	$296,844

Capital:
Capital paid in on shares of beneficial interest	$256,181
Accumulated undistributed net investment income (loss)	114
Accumulated undistributed net realized gain (loss)	(1,268)
Net unrealized appreciation (depreciation) on investments	41,827
Net unrealized appreciation (depreciation) on securities sold short	(10)

Net Assets	$296,844

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 20,079,893	$14.78

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

($ reported in thousands)

Investment Income:
Dividends (net of foreign taxes withheld of $15)	$6,100

Total investment income	6,100

Expenses:
Investment advisory fees	2,852
Administration fees	218
Directors’ fees and expenses	284
Professional fees	185
Printing fees and expenses	130
Transfer agent fees and expenses	81
Custodian fees	5
Miscellaneous	106

Expenses before dividends and interest expense on securities sold short and borrowings	3,861
Dividends and interest expense on securities sold short and borrowings	50
Total expenses	3,911

Earnings credit from Custodian	(—	)(1)

Net expenses	3,911

Net investment income	2,189

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,422
Securities sold short	190
Capital gain distributions from investment companies	566
Net change in unrealized appreciation (depreciation) on:
Investments	(44,557)
Securities sold short	(825)

Net realized and unrealized gain (loss)	(34,204)

Net increase (decrease) in net assets resulting from operations	$(32,015)

(1)	Amount is less than $500.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,189	$2,338
Net realized gain (loss)	11,178	24,025
Net change in unrealized appreciation (depreciation)	(45,382)	6,722

Net increase (decrease) in net assets resulting from operations	(32,015)	33,085

Dividends and distributions to shareholders from
Net investment income	(2,522)	(2,380)
Net realized long-term gains	(22,275)	(18,935)

Total dividends and distributions to shareholders	(24,797)	(21,315)

Capital share transactions
Common Shares repurchased	(5,497)	(5,793)

Net increase (decrease) in net assets derived from capital share transactions	(5,497)	(5,793)

Net increase (decrease) in net assets	(62,309)	5,977

NET ASSETS
Beginning of period	359,153	353,176

End of period	$296,844	$359,153

Accumulated undistributed net investment income (loss) at end of period	$114	$1,021

Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	20,466,093	20,854,593
Common Shares repurchased	(386,200)	(388,500)

Common Shares outstanding at end of period	20,079,893	20,466,093

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Year Ended December 31,
	2015	2014	2013	2012		2011
PER SHARE DATA
Net asset value, beginning of period	$17.55	$16.94	$13.89	$13.48		$15.20

Income from investment operations
Net investment income (loss)(3)	0.11	0.11	0.14	0.10		0.04
Net realized and unrealized gains (losses)	(1.70)	1.49	3.66	1.28		(0.28)

Total from investment operations	(1.59)	1.60	3.80	1.38		(0.24)

Dividends and Distributions
Dividends from net investment income	(0.12)	(0.11)	(0.13)	(0.10)		(0.04)
Distributions from net realized gains	(1.10)	(0.92)	(0.65)	(0.33)		(0.36)
Tax return of capital	—	—	(0.10)	(0.54)		(1.08)

Total dividend and distributions	(1.22)	(1.03)	(0.88)	(0.97)		(1.48)

Anti-dilutive impact of repurchase plan (Note 6)	0.04	0.04	0.13	—		—

Net asset value, end of period	$14.78	$17.55	$16.94	$13.89		$13.48 (5)

Market value, end of period(1)	$13.14	$15.46	$14.86	$12.19		$11.60 (5)

Total investment return(2)	(7.33)%	11.34%	30.31%	13.62%		(3.54)%

Total return on net asset value(4)	(8.18)%	10.93%	30.29%	11.41%		(1.18)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$296,844	$359,153	$353,176	$309,124		$310,028
Ratio of expenses to average net assets (after expense waivers and dividend and interest expense)	1.17%	1.26%	1.19%	1.15	%(6)	1.06%
Ratio of expenses to average net assets (before expense waivers and after dividend and interest expense)(7)	1.17%	1.26%	1.25%	1.32	%(6)	1.17%
Ratio of net investment income (loss) to average net assets	0.65%	0.66%	0.91%	0.74%		0.32%
Portfolio turnover rate	98%	57%	62%	82%		78%

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of common shares of the opening on the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(3)	Computed using average shares outstanding.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(4)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 7). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended December 31, 2011
Net Asset Value (prior to reverse stock split)	$3.37
Market Price (prior to reverse stock split)	$2.90

(6)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 1.06% and the Ratio of expenses to average net assets (before expense waivers) would be 1.23%.
(7)	Ratios of expenses, excluding dividends on short sales and interest expense for the periods ended December 31, are as follows:

Year Ended
2015	2014	2013	2012	2011
1.15%	1.19%	1.22%	1.27%	1.17%

See Notes to Financial Statements

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

Note 1. Organization

The Zweig Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly internal fair valuations are reviewed and ratified by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded-funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the- counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

C.	Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 6 percent of the Fund’s NAV on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

F.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

Note 3. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

A.	Investment Advisory Fee:

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.85% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of creating financial leverage).

B.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. During the year ended (the “period”) December 31, 2015, the Fund incurred administration fees of $218, which are included in the Statement of Operations.

C.	Directors Fee:

For the period ended December 31, 2015, the Fund incurred director fees totaling $227 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended December 31, 2015, were as follows:

Purchases	Sales
$325,204	$358,671

Note 5. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 6. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend Distributions

At December 31, 2015, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 20,079,893 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2015 and December 31, 2014, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 13, 2012. From January 1, 2014 through December 31, 2014, the Fund repurchased 388,500 shares at an average price of $14.89. The average discount to NAV at which repurchases were executed during this period was 12.69%. From January 1, 2015 through December 31, 2015, the Fund repurchased 386,200 shares at an average price of $14.21. The average discount to NAV at which repurchases were executed during this period was 12.51%. As of December 31, 2015, there are 1,473,841 shares remaining (representing 7.34% of the Fund’s shares then outstanding) that are authorized to be purchased under the repurchase plan in the future.

On January 4, 2016, the Fund announced a distribution of $0.22 per share to shareholders of record on December 31, 2015. This distribution had an ex-dividend date of December 29, 2015, and was paid on January 11, 2016.

Note 7. Reverse Stock Split

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a reverse split-adjusted basis under a new CUSIP number (989834205). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the NAV per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Per share data, including the proportionate impact to market price, in the Financial Highlights table has been restated to reflect the reverse stock split.

Note 8. Borrowings

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowing on margin and/or using proceeds from shorts are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

During the period ended December 31, 2015, the Fund utilized borrowing on margin and/or using proceeds from shorts for 212 days at an average interest rate of 0.54% and with an average daily borrowing balance during that period of $2,047. For the period ended December 31, 2015, the interest costs related to borrowing amounted to $6 and are included within the “dividends and interest expense on securities sold short and borrowings” line on the Statement of Operations.

As of December 31, 2015, outstanding borrowings amounted to $677 which is included in the balance of “Borrowings” on the Statement of Assets and Liabilities.

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 10. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At December 31, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$260,633	$50,754	$(9,695)	$41,059
Securities Sold Short	(8,601)	78	(88)	(10)

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales and passive activity losses.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2015, the Fund deferred post-October capital loss of $498, and qualified late year ordinary loss of $0 and recognized post-October capital loss of $0 and qualified late year ordinary loss of $0.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the table above) consist of undistributed ordinary income of $114 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	2015	2014
Ordinary income	$2,001	$2,068
Long-term capital gains	17,413	19,320

Total	$19,414	$21,388

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated for tax purposes, as paid in the year the distribution was declared.

Note 12. Reclassification of Capital Accounts

($ reported in thousands)

As of December 31, 2015, the Fund decreased undistributed net investment income by $574, increased the accumulated net realized gain by $561, and increased capital paid in on shares of beneficial interest by $13.

Note 13. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors

and Shareholders of

The Zweig Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2016

THE ZWEIG FUND, INC.

TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, as long-term capital gains dividends (“LTCG”) subject to the 20% rate, or lower depending on the shareholders income ($ reported in thousands). LTCG or if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	100%	$12,188

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial two-year term, the board of directors of an investment company, including a majority of the directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons,” as defined in the 1940 Act (“Independent Directors”), of the investment company must review and approve at least annually the investment advisory agreement between the investment company and its investment adviser.

During the most recent twelve month period covered by this report, the Board of Directors (the “Board”) of The Zweig Fund, Inc. (the “Fund”), including a majority of the Independent Directors, approved the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with Zweig Advisers LLC (the “Adviser”).

Specifically, at a telephonic meeting held on November 18, 2015, the Independent Directors discussed a draft response from the Adviser to a request from independent legal counsel to the Independent Directors, made on behalf of the Independent Directors, for information relevant to the annual review of the Advisory Agreement, and following that meeting certain supplementary information was obtained from the Adviser as part of the review process. Thereafter, at an in-person meeting held on December 8, 2015, the Board, including the Independent Directors, considered all factors it deemed relevant and reached the conclusions described below relating to the Adviser and the Advisory Agreement. The Independent Directors were advised by their independent legal counsel throughout the review and approval process.

1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, oversight and management of Fund legal issues, assistance to the Directors in fulfilling their duties in that role and other services. The Directors concluded that the services are extensive in nature and that the Adviser delivered an acceptable level of service.

2. Investment Performance of the Fund and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to that of its performance group and performance universe as selected by Management Practice Inc., an independent consulting firm (“MPI”), at the request of the Independent Directors, and as included in the reports prepared by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (“Broadridge”), an independent provider of investment company data. The Board considered, among other performance data that: while the Fund’s total return performance was below the Performance Group and Universe medians for the year-to-date and the one- and five-year periods ended September 30, 2015, and below the Performance Group median for the ten-year period ended September 30, 2015, the Fund’s total return performance was at the Performance Group and Universe medians for the three-year period ended September 30, 2015; and the Fund’s total return performance approximated the Performance Universe median for the ten-year period ended September 30, 2015. The Board discussed the Fund’s performance with representatives of the Adviser, who noted that performance for the periods noted was affected especially by underperformance in 2015. The Board also discussed the Fund’s long-term investment strategies, and the long-term investment outlook and approach of the Fund’s portfolio managers.

The Directors concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered the Fund’s management fee rate and expense ratio relative to the Broadridge data. The Board noted that the Fund’s contractual management fee at common asset levels was below the Expense Group median, and that its total expenses were below the Expense Group and Universe averages.

BOARD CONSIDERATION AND APPROVAL OF

INVESTMENT ADVISORY AGREEMENT (Continued)

The Board concluded that the management fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Board also concluded that the expense ratio of the Fund was within an acceptable range relative to its Expense Group.

(b) Profitability and Costs of Services to Adviser. The Board considered the Adviser’s overall profitability and costs. The Board concluded that the Adviser’s profitability was at an acceptable level in light of the nature, extent and quality of the services being provided to the Fund.

4. Extent of Economies of Scale as Fund Grows and Whether Fee Levels Reflect Economies of Scale. The Directors considered whether there have been material economies of scale with respect to the management of the Fund and whether the Adviser has shared with the Fund any material economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds. The Directors noted that the Fund’s assets had decreased during the one-year period ended September 30, 2015. The Directors concluded that the Fund has not experienced material unshared economies of scale.

The Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and whether any economies of scale exist at that size. The Directors concluded that, given the Fund’s closed-end structure, the management fee was reasonable in relation to the asset size of the fund. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

5. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Directors considered the size, education and experience of the Adviser’s staff, its fundamental research capabilities and approach to attracting and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the staff was structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Directors also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Directors concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable and may, in some cases, benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Directors did not deem any single factor controlling, but rather considered the factors identified in Gartenberg v. Merrill Lynch Asset Management, Inc. and cited with approval in Jones v. Harris Associates L.P. Based on this review, it was the judgment of the Independent Directors that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Directors also were mindful of the notion that shareholders purchase Fund shares because they want the Adviser to manage their assets, and that investors do so with full knowledge of the Adviser’s performance and fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

Upon conclusion of their review and discussion, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund as of December 31, 2015 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers, LLC, 100 Pearl Street, Hartford, CT 06103.

DISINTERESTED DIRECTORS

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Christopher Ruddy YOB: 1965 Director 2	Term: Until 2018 Served Since 2015	CEO and Director, NewsMax Media, Inc. (1998- Present) Director, Financial Publishers Association (since 2005); Trustee, American Swiss Foundation (2007-2012).
James B. Rogers, Jr. YOB: 1942 Director, Chair of the Nominating Committee 2	Term: Until 2018 Served Since 1986	Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director, Spanish Mountain Gold Limited (since 2014); Director, Genagro Services, Ltd. (since 2011); Director, FAB Universal Corp. (2013-2014); Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Commentator on Fox News (2002-2007); Author of “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A BULL IN CHINA” (2007) and “A Gift to My Children” (2009).
R. Keith Walton YOB: 1964 Lead Independent Director 2	Term: Until 2017 Served Since 2004	Director, Blue Crest Capital Management, LLC Funds (since 2006), Vice President, Strategy, Arizona State University (2013-Present); Vice President, Global Government & Affairs, Alcoa (2011-2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009).
William H. Wright II YOB: 1960 Director 2	Term: Until 2016 Served Since 2013	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).
Brian T. Zino YOB: 1952 Director, Chair of the Audit Committee 2	Term: Until 2017 Served Since 2014	Retired President of J&W Seligman Co. Inc. (1994-2008), Trustee of Bentley University (Since 2011), Director of J&W Seligman Co. Inc. (1986-2008), Director of Union Data Service Center (1987-2008), Director of Seligman Family of Mutual Funds (1986-2008), Director of Tri Continental Corp (1998-2008), Director of ICI Mutual Ins Co (1998-2009), Member of the Board of Governors of ICI (1998-2008).

FUND MANAGEMENT (Continued)

INTERESTED DIRECTOR*

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
George R. Aylward YOB: 1964 Director, Chairman of the Board and President 62	Term: Until 2016 Served Since 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Total Return Fund, Inc.

FUND MANAGEMENT (Continued)

OFFICERS WHO ARE NOT DIRECTORS**

Name, Year of Birth (YOB) and Position(s)	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Carlton Neel YOB: 1967 Executive Vice President	Executive Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).
David Dickerson YOB: 1967 Senior Vice President	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).
Nancy J. Engberg YOB: 1956 Vice President and Chief Compliance Officer	Vice President (since 2008) and Chief Compliance Officer (2008-2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds.
William Renahan YOB: 1969 Vice President, Chief Legal Officer and Secretary	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund, since 2012, and Vice President and Assistant Secretary, Duff & Phelps Global Utility Income Fund Inc., since 2012; Managing Director, Legg Mason, Inc. and predecessor firms 1999- June 2012.
W. Patrick Bradley YOB: 1972 Treasurer, Chief Financial Officer

Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2012-2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and

Director (since 2013), Virtus Global Funds, PLC.

Jacqueline Porter YOB: 1958 Vice President and Assistant Treasurer	Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) (since 1995).

*	Director considered to be an “interested person,” as that term is defined in the Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Adviser.
**	The Term of each Officer expires immediately following the 2015 Annual Meeting of Shareholders. Each Board considers reappointments annually.

Automatic Reinvestment and Cash Purchase Plan

The Zweig Fund, Inc. (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-800-272-2700.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the record date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-800-272-2700.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-800-272-2700. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-800-272-2700.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-800-272-2700 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS

George R. Aylward, President, Chairman, and Chief Executive Officer

James B. Rogers, Jr., Director

Christopher Ruddy, Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia PA 19103-7042

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Fund, Inc., please

contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q4-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,800 for 2015 and $36,400 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,715 for 2015 and $1,742 for 2014. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,900 for 2015 and $8,150 for 2014.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Zweig Fund, Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)      0%

(c)      0%

(d)      N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $550,983 for 2015 and $430,462 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Christopher Ruddy, Brian T. Zino, William H. Wright II, James B. Rogers and R. Keith Walton.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

1 Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While

each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.
B.

The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of the Zweig Fund, Inc. (the “Fund”), a closed end fund managed by Zweig Advisers LLC (“ZA”) since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Mr. Neel is Senior Managing Director and Mr. Dickerson is Managing Director of Euclid Advisors, LLC (“Euclid”), an affiliate of ZA. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Total Return Fund, Inc., a closed-end fund managed by ZA. From April 1, 2003 to June 9, 2008, Messrs. Neel and Dickerson were portfolio managers of the Virtus Market Neutral Fund. From 2008 through September, 2009 Messrs. Neel and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds. Since 2008, Messrs. Neel and Dickerson have been portfolio managers of the Virtus Alternatives Diversifier Fund, which is subadvised by Euclid. From March 2009 until June 2013, Messrs. Neel and Dickerson were portfolio managers for the Virtus Growth & Income Fund. During March 2009, Messrs. Neel and Dickerson became Portfolio Managers for the Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion), which are all subadvised by Euclid.

Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following information is provided as of the fiscal year ended December 31, 2015.

Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Total Return Fund, Inc., the Virtus Alternatives Diversifier, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion). For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David Dickerson	Registered Investment Companies:	6	$977	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0
Carlton Neel	Registered Investment Companies:	6	$977	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

Potential Conflicts of Interests

There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel’s and Mr. Dickerson’s management of each Fund’s investments and the investments of any other accounts they manage individually or together. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year ended December 31, 2015. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

For the most recently completed fiscal year ended December 31, 2015, following is a description of Mr. Neel’s and Mr. Dickerson’s compensation structure as portfolio managers of ZA.

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2015, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David Dickerson	$100,001-$500,000
Carlton Neel
$500,001-$1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 2015	0	0	0	1,672,841
August 2015	30,300	13.10	30,300	1,642,541
September 2015	36,000	13.16	36,000	1,606,541
October 2015	59,000	13.14	59,000	1,547,541
November 2015	44,300	13.43	44,300	1,503,241
December 2015	29,400	13.15	29,400	1,473,841
Total	199,000	13.20	199,000	1,473,841

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14
b.	The dollar amount (or share or unit amount) approved: 4,382,838 shares

c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2015 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/10/16

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	3/10/16

* Print the name and title of each signing officer under his or her signature.